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                                      THE
                                  PARK AVENUE
                                   PORTFOLIO

                         Supplement dated July 23, 2001
                        to Prospectus dated May 1, 2001

     This Supplement should be retained with the Prospectus for future reference.

The following replaces the fifth paragraph under the section "The Fund's principal investment strategies" on page 11 of The Park Avenue Portfolio prospectus for The Guardian Asset Allocation Fund:

The Fund may use special techniques, such as futures and options, to protect against adverse changes in the markets while the Fund is moving money between asset classes or when there are large cash inflows. The Fund may also use these techniques on an ongoing basis to manage allocations that vary from the Fund's neutral position of 60% in equity securities and 40% in debt securities.

It is currently anticipated that the Index Fund, rather than the Park Avenue Fund, will be used as the primary Fund for investment of the equity portion of the Fund's assets.


The following replaces the paragraph entitled Park Avenue Fund under the section "Portfolio Managers" on page 60 of the prospectus:

Richard Goldman is the Fund's portfolio manager. He is a Managing Director and Head of the Common Stock Department of Guardian Life. Before joining Guardian Life in July, 2001, Mr. Goldman was a Director and Senior Portfolio Manager within Citigroup Asset Management's U.S. Large Cap Growth and U.S. Large Cap Core Teams since 1994. Prior to that, he served as Director of Citigroup's Institutional Investor Relations Department and was a member of Citigroup's Investment Technology Group.